RETIREMENT BENEFIT OBLIGATIONS	12 Months Ended
Dec. 31, 2018
Disclosure of employee benefits [text block] [Abstract]
Disclosure of employee benefits [text block]

30    Retirement benefit obligations

	2018 £m	2017 £m	2016 £m
Charge to the Group income statement
Defined benefit pension schemes	396	334	263
Other post-retirement benefit schemes	4	7	8
Total defined benefit schemes	400	341	271
Defined contribution pension schemes	288	242	254
Total charge to the income statement – continuing operations (note 9)	688	583	525

In addition, there was a charge of £8 million (2017: £42 million) within discontinued operations (see note 13).

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Amounts recognised in the balance sheet
Retirement benefit assets	1,267	723	704	673
Retirement benefit obligations	(245)	(281)	(121)	(143)
Total amounts recognised in the balance sheet	1,022	442	583	530

The total amount recognised in the balance sheet relates to:

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Defined benefit pension schemes	1,146	586	667	633
Other post-retirement benefit schemes	(124)	(144)	(84)	(103)
Total amounts recognised in the balance sheet	1,022	442	583	530

Pension schemes

Defined benefit schemes

(i) Characteristics of and risks associated with the Group’s schemes

The Group has established a number of defined benefit pension schemes in the UK and overseas. All significant schemes are based in the UK, with the three most significant being the defined benefit section of the Lloyds Bank Pension Scheme No. 1, the Lloyd’s Bank Pension Scheme No. 2 and the HBOS Final Salary Pension Scheme. At 31 December 2018, these schemes represented 97 per cent of the Group’s total gross defined benefit pension assets (2017: 97 per cent). These schemes provide retirement benefits calculated as a percentage of final pensionable salary depending upon the length of service; the minimum retirement age under the rules of the schemes at 31 December 2018 is generally 55 although certain categories of member are deemed to have a contractual right to retire at 50.

The Group operates a number of funded and unfunded pension arrangements, the majority, including the three most significant schemes, are funded schemes in the UK. All these schemes are operated as separate legal entities under trust law and are in compliance with the Pensions Act 2004. All of the Group’s funded UK defined benefit pension schemes are managed by a Trustee Board (the Trustee) whose role is to ensure that their Scheme is administered in accordance with the Scheme rules and relevant legislation, and to safeguard the assets in the best interests of all members and beneficiaries. The Trustee is solely responsible for setting investment policy and for agreeing funding requirements with the employer through the funding valuation process. The Board of Trustees must be composed of representatives of the Company and plan participants in accordance with the Scheme’s regulations.

A valuation to determine the funding status of each scheme is carried out at least every three years, whereby scheme assets are measured at market value and liabilities (technical provisions) are measured using prudent assumptions. If a deficit is identified a recovery plan is agreed between the Group and the scheme Trustee and sent to the Pensions Regulator for review. The Group has not provided for these deficit contributions as the future economic benefits arising from these contributions are expected to be available to the Group. The Group’s overseas defined benefit pension schemes are subject to local regulatory arrangements.

The most recent triennial funding valuation of the Group’s three main schemes, based on the position as at 31 December 2016, was completed during 2018. The valuation showed an aggregate funding deficit of £7.3 billion (a funding level of 85.6 per cent) compared to a £5.2 billion deficit (a funding level of 85.9 per cent) for the previous valuation as at 30 June 2014. In the light of this funding deficit, and in contemplation of the changes that the Group has made as a result of its Structural Reform Programme, the Group agreed a recovery plan with the trustees. Under the plan, deficit contributions of £412 million were paid during 2018, and these will rise to £618 million in 2019, £798 million in 2020, £1,287 million in 2021 and £1,305 million per annum from 2022 to 2024. Contributions in the later years will be subject to review and renegotiation at subsequent funding valuations. The next funding valuation is due to be completed by March 2021 with an effective date of 31 December 2019. The deficit contributions are in addition to the regular contributions to meet benefits accruing over the year. The Group currently expects to pay contributions of approximately £1,050 million to its defined benefit schemes in 2019.

During 2009, the Group made one-off contributions to the Lloyds Bank Pension Scheme No 1 and Lloyds Bank Pension Scheme No 2 in the form of interests in limited liability partnerships for each of the two schemes which hold assets to provide security for the Group’s obligations to the two schemes. At 31 December 2018, the limited liability partnerships held assets of approximately £6.7 billion. The limited liability partnerships are consolidated fully in the Group’s balance sheet.

The Group has also established three private limited companies which hold assets to provide security for the Group’s obligations to the HBOS Final Salary Pension Scheme, a section of the Lloyds Bank Pension Scheme No 1 and the Lloyds Bank Offshore Pension Scheme. At 31 December 2018 these held assets of approximately £4.6 billion in aggregate. The private limited companies are consolidated fully in the Group’s balance sheet. The terms of these arrangements require the Group to maintain assets in these vehicles to agreed minimum values in order to secure obligations owed to the relevant Group pension schemes. The Group has satisfied this requirement during 2018.

The last funding valuations of other Group schemes were carried out on a number of different dates. In order to report the position under IAS 19 as at 31 December 2018 the most recent valuation results for all schemes have been updated by qualified independent actuaries. The main differences between the funding and IAS 19 valuations are the different and more prudent approach to setting the discount rate and more conservative longevity assumptions used in the funding valuations.

In July 2018 a decision was sought from the High Court in respect of the requirement to equalise the Guaranteed Minimum Pension (GMP) benefits accrued between 1990 and 1997 from contracting out of the State Earnings Related Pension Scheme. In its judgment handed down on 26 October 2018 the High Court confirmed the requirement to treat men and women equally with respect to these benefits and a range of methods that the Trustee is entitled to adopt to achieve equalisation. The Group continues to work with the Trustee on the detail of implementing this judgment and has recognised a past service cost of £108 million consistent with the principles outlined within the judgment. This is based on a number of assumptions and the actual impact may be different.

(ii) Amounts in the financial statements

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Amount included in the balance sheet
Present value of funded obligations	(41,092)	(43,136)	(25,198)	(27,041)
Fair value of scheme assets	42,238	43,722	25,865	27,674
Net amount recognised in the balance sheet	1,146	586	667	633

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Net amount recognised in the balance sheet
At 1 January	586	(114)	633	(23)
Net defined benefit pension charge	(396)	(334)	(193)	(162)
Actuarial gains (losses) on defined benefit obligation	1,641	(754)	760	(430)
Return on plan assets	(1,529)	1,223	(983)	857
Employer contributions	827	567	451	396
Transfer of subsidiary[1]	(9)	–	–	–
Exchange and other adjustments	26	(2)	(1)	(5)
At 31 December	1,146	586	667	633

1	Prior to the disposal of the Scottish Widows Group, its subsidiary Scottish Widows Services Limited transferred to the direct ownership of the Bank; this subsidiary is the participating employer in the Scottish Widows Retirement Benefits Scheme.

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Movements in the defined benefit obligation
At 1 January	(43,136)	(44,363)	(27,041)	(27,924)
Current service cost	(257)	(279)	(119)	(137)
Interest expense	(1,119)	(1,203)	(689)	(762)
Remeasurements:
Actuarial losses – experience	(439)	(358)	(333)	(360)
Actuarial (losses) gains – demographic assumptions	(201)	1,031	(188)	874
Actuarial gains (losses) – financial assumptions	2,281	(1,427)	1,281	(944)
Benefits paid	3,036	3,537	1,965	2,340
Past service cost	(108)	(14)	(66)	(4)
Employee contributions	–	–	–	–
Settlements	17	16	–	–
Curtailments	(12)	(4)	(4)	–
Transfer of subsidiary	(1,154)	–	–	–
Exchange and other adjustments	–	(72)	(4)	(124)
At 31 December	(41,092)	(43,136)	(25,198)	(27,041)

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Analysis of the defined benefit obligation:
Active members	(6,448)	(7,667)	(3,487)	(4,349)
Deferred members	(14,208)	(15,313)	(8,608)	(9,594)
Pensioners	(18,885)	(18,556)	(11,971)	(11,932)
Dependants	(1,551)	(1,600)	(1,132)	(1,166)
	(41,092)	(43,136)	(25,198)	(27,041)

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Changes in the fair value of scheme assets
At 1 January	43,722	44,249	27,674	27,901
Return on plan assets excluding amounts included in interest income	(1,529)	1,223	(983)	857
Interest income	1,141	1,208	710	766
Employer contributions	827	567	451	396
Employee contributions	–	–	–	–
Benefits paid	(3,036)	(3,537)	(1,965)	(2,340)
Settlements	(18)	(18)	–	–
Administrative costs paid	(40)	(40)	(25)	(25)
Transfer of subsidiary	1,145	–	–	–
Exchange and other adjustments	26	70	3	119
At 31 December	42,238	43,722	25,865	27,674

The expense recognised in the income statement for the year ended 31 December comprises:

	The Group
	2018 £m	2017 £m	2016 £m
Current service cost	257	279	257
Net interest amount	(22)	(5)	(40)
Past service credits and curtailments	12	4	–
Settlements	1	2	6
Past service cost – plan amendments	108	14	20
Plan administration costs incurred during the year	40	40	36
Total defined benefit pension expense	396	334	279

(iii) Composition of scheme assets:

	2018			2017
The Group	Quoted £m	Unquoted £m	Total £m	Quoted £m	Unquoted £m	Total £m
Equity instruments	637	222	859	846	5	851
Debt instruments[1]:
Fixed interest government bonds	7,449	–	7,449	5,190	–	5,190
Index-linked government bonds	16,477	–	16,477	17,131	–	17,131
Corporate and other debt securities	8,813	–	8,813	6,903	–	6,903
Asset-backed securities	138	–	138	121	–	121
	32,877	–	32,877	29,345	–	29,345
Property	–	556	556	–	544	544
Pooled investment vehicles	4,578	10,494	15,072	3,805	12,903	16,708
Money market instruments, derivatives, cash and other assets and liabilities	(283)	(6,843)	(7,126)	1,462	(5,188)	(3,726)
At 31 December	37,809	4,429	42,238	35,458	8,264	43,722

1	Of the total debt instruments, £29,033 million (31 December 2017: £27,270 million) were investment grade (credit ratings equal to or better than ‘BBB’).

	2018			2017
The Bank	Quoted £m	Unquoted £m	Total £m	Quoted £m	Unquoted £m	Total £m
Equity instruments	299	215	514	448	4	452
Debt instruments[1]:
Fixed interest government bonds	2,570	–	2,570	417	–	417
Index-linked government bonds	10,236	–	10,236	11,215	–	11,215
Corporate and other debt securities	5,987	–	5,987	4,859	–	4,859
Asset-backed securities	–	–	–	–	–	–
	18,793	–	18,793	16,491	–	16,491
Property	–	–	–	–	–	–
Pooled investment vehicles	2,405	7,192	9,597	1,495	9,541	11,036
Money market instruments, derivatives, cash and
other assets and liabilities	(589)	(2,450)	(3,039)	515	(820)	(305)
At 31 December	20,908	4,957	25,865	18,949	8,725	27,674

1	Of the total debt instruments, £16,472 million (31 December 2017: £16,212 million) were investment grade (credit ratings equal to or better than ‘BBB’).

The assets of all the funded plans are held independently of the Group’s assets in separate trustee administered funds.

The pension schemes’ pooled investment vehicles comprise:

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Equity funds	2,329	2,421	1,705	1,939
Hedge and mutual funds	2,487	2,377	1,488	1,319
Liquidity funds	2,329	2,796	1,336	1,369
Bond and debt funds	313	1,729	–	1,080
Other	7,614	7,385	5,068	5,329
At 31 December	15,072	16,708	9,597	11,036

(iv) Assumptions

The principal actuarial and financial assumptions used in valuations of the defined benefit pension schemes were as follows:

	2018%	2017%
Discount rate	2.90	2.59
Rate of inflation:
Retail Prices Index	3.20	3.20
Consumer Price Index	2.15	2.15
Rate of salary increases	0.00	0.00
Weighted-average rate of increase for pensions in payment	2.73	2.71

	2018 Years	2017 Years
Life expectancy for member aged 60, on the valuation date:
Men	27.8	27.9
Women	29.4	29.5
Life expectancy for member aged 60, 15 years after the valuation date:
Men	28.8	28.9
Women	30.6	30.7

The mortality assumptions used in the scheme valuations are based on standard tables published by the Institute and Faculty of Actuaries which were adjusted in line with the actual experience of the relevant schemes. The table shows that a member retiring at age 60 at 31 December 2018 is assumed to live for, on average, 27.8 years for a male and 29.4 years for a female. In practice there will be much variation between individual members but these assumptions are expected to be appropriate across all members. It is assumed that younger members will live longer in retirement than those retiring now. This reflects the expectation that mortality rates will continue to fall over time as medical science and standards of living improve. To illustrate the degree of improvement assumed the table also shows the life expectancy for members aged 45 now, when they retire in 15 years’ time at age 60.

(v) Amount timing and uncertainty of future cash flows

Risk exposure of the defined benefit schemes

Whilst the Group is not exposed to any unusual, entity specific or scheme specific risks in its defined benefit pension schemes, it is exposed to a number of significant risks, detailed below:

Inflation rate risk: the majority of the plans’ benefit obligations are linked to inflation both in deferment and once in payment. Higher inflation will lead to higher liabilities although this will be materially offset by holdings of inflation-linked gilts and, in most cases, caps on the level of inflationary increases are in place to protect against extreme inflation.

Interest rate risk: The defined benefit obligation is determined using a discount rate derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities although this will be materially offset by an increase in the value of bond holdings.

Longevity risk: The majority of the schemes obligations are to provide benefits for the life of the members so increases in life expectancy will result in an increase in the plans’ liabilities.

Investment risk: Scheme assets are invested in a diversified portfolio of debt securities, equities and other return-seeking assets. If the assets underperform the discount rate used to calculate the defined benefit obligation, it will reduce the surplus or increase the deficit. Volatility in asset values and the discount rate will lead to volatility in the net pension asset on the Group’s balance sheet and in other comprehensive income. To a lesser extent this will also lead to volatility in the pension expense in the Group’s income statement.

The ultimate cost of the defined benefit obligations to the Group will depend upon actual future events rather than the assumptions made. The assumptions made are unlikely to be borne out in practice and as such the cost may be higher or lower than expected.

Sensitivity analysis

The effect of reasonably possible changes in key assumptions on the value of scheme liabilities and the resulting pension charge in the Group’s income statement and on the net defined benefit pension scheme liability, for the Group’s three most significant schemes is set out below. The sensitivities provided assume that all other assumptions and the value of the schemes’ assets remain unchanged, and are not intended to represent changes that are at the extremes of possibility. The calculations are approximate in nature and full detailed calculations could lead to a different result. It is unlikely that isolated changes to individual assumptions will be experienced in practice. Due to the correlation of assumptions, aggregating the effects of these isolated changes may not be a reasonable estimate of the actual effect of simultaneous changes in multiple assumptions.

	Effect of reasonably possible alternative assumptions
	Increase (decrease) in the income statement charge		Increase (decrease) in the net defined benefit pension scheme liability
	2018 £m	2017 £m	2018 £m	2017 £m
Inflation (including pension increases):[1]
Increase of 0.1 per cent	14	16	410	472
Decrease of 0.1 per cent	(14)	(15)	(395)	(453)
Discount rate:[2]
Increase of 0.1 per cent	(27)	(28)	(670)	(773)
Decrease of 0.1 per cent	25	26	686	794
Expected life expectancy of members:
Increase of one year	43	44	1,299	1,404
Decrease of one year	(42)	(41)	(1,257)	(1,357)

1	At 31 December 2018, the assumed rate of RPI inflation is 3.20 per cent and CPI inflation 2.15 per cent (2017: RPI 3.20 per cent and CPI 2.15 per cent).

2	At 31 December 2018, the assumed discount rate is 2.90 per cent (2017: 2.59 per cent).

Sensitivity analysis method and assumptions

The sensitivity analysis above reflects the impact on the Group’s three most significant schemes which account for over 90 per cent of the Group’s defined benefit obligations. Whilst differences in the underlying liability profiles for the remainder of the Group’s pension arrangements mean they may exhibit slightly different sensitivities to variations in these assumptions, the sensitivities provided above are indicative of the impact across the Group as a whole.

The inflation assumption sensitivity applies to both the assumed rate of increase in the Consumer Prices Index (CPI) and the Retail Prices Index (RPI), and include the impact on the rate of increases to pensions, both before and after retirement. These pension increases are linked to inflation (either CPI or RPI) subject to certain minimum and maximum limits.

The sensitivity analysis (including the inflation sensitivity) does not include the impact of any change in the rate of salary increases as pensionable salaries have been frozen since 2 April 2014.

The life expectancy assumption has been applied by allowing for an increase/decrease in life expectation from age 60 of one year, based upon the approximate weighted average age for each scheme. Whilst this is an approximate approach and will not give the same result as a one year increase in life expectancy at every age, it provides an appropriate indication of the potential impact on the schemes from changes in life expectancy.

There was no change in the methods and assumptions used in preparing the sensitivity analysis from the prior year.

Asset-liability matching strategies

The main schemes’ assets are invested in a diversified portfolio, consisting primarily of debt securities. The investment strategy is not static and will evolve to reflect the structure of liabilities within the schemes. Specific asset-liability matching strategies for each pension plan are independently determined by the responsible governance body for each scheme and in consultation with the employer.

A significant goal of the asset-liability matching strategies adopted by Group schemes is to reduce volatility caused by changes in market expectations of interest rates and inflation. In the main schemes, this is achieved by investing scheme assets in bonds, primarily fixed interest gilts and index linked gilts, and by entering into interest rate and inflation swap arrangements. These investments are structured to take into account the profile of scheme liabilities, and actively managed to reflect both changing market conditions and changes to the liability profile.

At 31 December 2018 the asset-liability matching strategy mitigated 105 per cent of the liability sensitivity to interest rate movements and 106 per cent of the liability sensitivity to inflation movements. In addition a small amount of interest rate sensitivity arises through holdings of corporate and other debt securities.

Maturity profile of defined benefit obligation

The following table provides information on the weighted average duration of the defined benefit pension obligations and the distribution and timing of benefit payments:

	The Group		The Bank
	2018 Years	2017 Years	2018 Years	2017 Years
Duration of the defined benefit obligation	18	19	17	18

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Maturity analysis of benefits expected to be paid:
Within 12 months	1,225	1,150	839	797
Between 1 and 2 years	1,299	1,216	900	851
Between 2 and 5 years	4,303	4,023	2,952	2,801
Between 5 and 10 years	8,305	7,939	5,543	5,397
Between 10 and 15 years	9,416	9,166	6,044	6,019
Between 15 and 25 years	18,417	18,526	11,052	11,448
Between 25 and 35 years	15,631	16,157	8,834	9,485
Between 35 and 45 years	9,924	10,640	5,074	5,774
In more than 45 years	4,270	4,724	1,661	2,093

Maturity analysis method and assumptions

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including allowance for expected future inflation. They are shown in their undiscounted form and therefore appear large relative to the discounted assessment of the defined benefit obligations recognised in the Group’s balance sheet. They are in respect of benefits that have been accrued prior to the respective year-end date only and make no allowance for any benefits that may have been accrued subsequently.

Defined contribution schemes

The Group operates a number of defined contribution pension schemes in the UK and overseas, principally Your Tomorrow and the defined contribution sections of the Lloyds Bank Pension Scheme No. 1.

During the year ended 31 December 2018 the charge to the continuing operations income statement in respect of defined contribution schemes was £288 million (2017: £242 million), representing the contributions payable by the employer in accordance with each scheme’s rules. In addition, £3 million (2017: £14 million) was charged within discontinued operations (see note 13).

Other post-retirement benefit schemes

The Group operates a number of schemes which provide post-retirement healthcare benefits and concessionary mortgages to certain employees, retired employees and their dependants. The principal scheme relates to former Lloyds Bank staff and under this scheme the Group has undertaken to meet the cost of post-retirement healthcare for all eligible former employees (and their dependants) who retired prior to 1 January 1996. The Group has entered into an insurance contract to provide these benefits and a provision has been made for the estimated cost of future insurance premiums payable.

For the principal post-retirement healthcare scheme, the latest actuarial valuation of the liability was carried out at 31 December 2018 by qualified independent actuaries. The principal assumptions used were as set out above, except that the rate of increase in healthcare premiums has been assumed at 6.81 per cent (2017: 6.81 per cent).

Movements in the other post-retirement benefits obligation:

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
At 1 January	(144)	(236)	(103)	(122)
Actuarial gains	18	92	17	15
Insurance premiums paid	5	7	4	5
Charge for the year	(4)	(7)	(3)	(3)
Exchange and other adjustments	1	–	1	2
At 31 December	(124)	(144)	(84)	(103)